UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

METAVANTE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-33747	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 West Brown Deer Road

Milwaukee, Wisconsin 53223

(Address of principal executive offices, including Zip Code)

(414) 357-2290

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2008, Metavante Technologies, Inc. (“Metavante”) announced that Frank R. Martire, President and Chief Executive Officer of Metavante, will succeed Dennis J. Kuester as Chairman of the Board of Directors effective November 1, 2008.

Mr. Martire, age 61, has served as a director of Metavante since its separation from Marshall & Ilsley Corporation in November 2007, and has served as President and Chief Executive Officer of Metavante or its predecessor, Metavante Corporation, since March 2003. Mr. Martire previously served as Metavante Corporation’s President, Financial Services Group from January 2003 to March 2003.

Metavante also announced, effective November 1, 2008, that Michael D. Hayford, Metavante’s Chief Operating Officer and Senior Executive Vice President will succeed Mr. Martire as President of Metavante. Mr. Martire will continue to serve as Chief Executive Officer of Metavante.

Mr. Hayford, age 49, has served as a director of Metavante since its separation from Marshall & Ilsley Corporation in November 2007, and has served as Senior Executive Vice President of Metavante or its predecessor, Metavante Corporation, since September 2004 and as its Chief Operating Officer since May 2006. Mr. Hayford previously served as Metavante Corporation’s Chief Financial Officer and Treasurer from May 2001 to July 2007.

Mr. Kuester will continue to serve as a director of Metavante.

A copy of the press release announcing these matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment of Employment Agreements

The employment agreements previously entered into with Mr. Martire and Mr. Hayford are being amended, effective November 1, 2008, to address the changes described above. Information as to Mr. Martire’s and Mr. Hayford’s historical compensation and the terms of their employment with Metavante is included under the caption “Executive Compensation” in the proxy statement dated April 15, 2008 related to Metavante’s 2008 annual meeting of shareholders.

The amendments to the employment agreements of Mr. Martire and Mr. Hayford are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Employment Agreement of Frank R. Martire

10.2	Amendment No. 1 to Employment Agreement of Michael D. Hayford

99.1	Metavante Press Release dated October 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAVANTE TECHNOLOGIES, INC.

Date: November 3, 2008		/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Employment Agreement of Frank R. Martire

10.2	Amendment No. 1 to Employment Agreement of Michael D. Hayford

99.1	Metavante Press Release dated October 31, 2008